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                                                                  EXHIBIT 10.1.6



                      AMENDMENT NO. 6 TO CREDIT AGREEMENT



                 AMENDMENT No 6. dated as of December 19, 1996 among ORBITAL SCIENCES CORPORATION (the "Company"), FAIRCHILD SPACE AND DEFENSE CORPORATION ("Fairchild"), the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent") and as successor to J.P. Morgan Delaware, as Collateral Agent.



                              W I T N E S S E T H:


                 WHEREAS, the parties hereto and Orbital Imaging Corporation ("Orbital Imaging") have heretofore entered into an Amended and Restated Credit and Reimbursement Agreement dated as of September 27, 1994 (as amended from time to time, the "Credit Agreement"); and

                 WHEREAS, Orbital Imaging is currently a Borrower and a Guarantor under the Credit Agreement and is party to a Security Agreement dated as of September 27, 1994 (the "Orbital Imaging Security Agreement") with the Collateral Agent;

                 WHEREAS, the Company has asked the Banks, and the Banks are willing, on the terms and conditions set forth below, to release Orbital Imaging from its obligations as Borrower and Guarantor under the Credit Agreement and to release the security interests created under the Orbital Imaging Security Agreement;

                 WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Effective Date (as defined in Section 5 below) refer to the Credit Agreement as amended hereby.





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                 SECTION 2.  Removal of Orbital Imaging as a Borrower and
Guarantor.
         (a) The definitions of "Borrower Subsidiaries", "Consolidated Subsidiary" and "Subsidiary" set forth in Section 1.01 of the Credit Agreement are amended to read in their entirety as follow:

                 "Borrower Subsidiaries" means Fairchild.

                 "Consolidated Subsidiary" means, at any date with respect to any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date; provided that in no event shall Orbital Imaging Corporation be a "Subsidiary" of the Company.

                 "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company (or if such term is used with reference to any other Person, by such other Person); provided that in no event shall Orbital Imaging Corporation be a "Subsidiary" of the Company.

         (b) Orbital Imaging is hereby released from all of its obligations as a Borrower and a Guarantor under the Credit Agreement and the other Financing Documents. The release effected pursuant to the immediately preceding sentence shall not release, discharge or otherwise affect in any manner the obligations of the Company of Fairchild as Guarantors pursuant to the Guaranty set forth in Article 9 of the Credit Agreement of the obligations of Orbital Imaging under the Financing Documents.

         (c) The security interest created under the Orbital Imaging Security Agreement are hereby terminated. the Banks hereby consent to such termination and acknowledge that the Collateral Agent may execute and deliver to Orbital Imaging such documents as Orbital Imaging shall reasonably request to evidence such termination (including without limitation UCC termination statements and notices of termination of assignment with respect to any Eligible Government Contract which constitute Collateral under the Orbital Imaging Security Agreement).

         (d) On or promptly after the Effective Date, each Bank will cancel its Notes of Orbital Imaging and return them to Orbital Imaging.

                 SECTION 3. Additional Permitted Investment. section 5.07 of the Credit Agreement is amended to read in its entirety as follows:

                 SECTION 5.07. Investments. Neither the Company nor any Subsidiary will make or acquire any Investment in any Person other than:





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                 (a)  Investments in any Borrower;

                 (b) Investments (other than (x) Investments described in clause (a) above and (y) the ORBCOMM Global Guaranty) in an aggregate principal amount not exceeding $5,000,000 in direct or indirect Subsidiaries of the Company immediately after such Investment is made or acquired;

                 (c)  Temporary Cash Investments;

                 (d) Investments made by the Company, any of its Wholly-Owned Subsidiaries or orbital Communications Corporation in an aggregate principal amount not exceeding $75,000,000, in any entity or entities through which the Company or any of its Wholly-Owned Subsidiaries will develop, construct, operate and/or market the ORBCOMM low-earth satellite communications system;

                 (e) Investments made by the Company or any of its Wholly-Owned Subsidiaries, substantially on the terms described by the Company to the Banks in the "Project Summary-American Space Lines" dated June, 1995, copies of which have been delivered to each of the Banks, in an aggregate principal amount not exceeding $73,000,000, in any entity or entities through which the company or any of its Wholly-Owned Subsidiaries will participate in the development, construction, operation and/or marketing of the X-34 small reusable launch vehicles;

                 (f) Investments made by the Company to acquire MacDonald, Dettwiler and Associates Ltd. ("MDA"), substantially on the terms described by the Company to the Banks in the draft of the combination Agreement with respect to such acquisition, a copy of which has been delivered to each of the Banks, up to an amount not in excess of the value of 4,800,000 shares of common stock of the Company;

                 (g)  Investments (other than Investments described in clause
         (b) above) made or acquired or committed to be made or acquired by MDA prior to the date MDA was acquired by the Company and listed on
         Schedule III;

                 (h)  the ORBCOMM Global Guaranty;

                 (i) Investments in Orbital Imaging Corporation (x) in existence on December 1, 1996 and (y) in an aggregate principal amount not exceeding $50,000,000 (in addition to Investments described in clause (x)); and

                 (j) any Investment (other than any Investment in direct or indirect Subsidiaries of the Company immediately after such Investment is made or acquired) not otherwise permitted by the foregoing clauses of this section 5.07 if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (j) does not exceed 8% of Consolidated Tangible Net Worth.





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                 SECTION 4.  New York Law.  This Amendment shall be governed by an construed in accordance with the laws of the State of New York.

                 SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Effective Date") on which the Administrative Agent shall have received:


                 (i) duly executed counterparts hereof signed by the Company, Fairchild and the Banks (or, in the case of any part as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

                 (ii) Evidence satisfactory to it that the aggregate outstanding principal amount of the Loans of Orbital Imaging shall have been repaid in full, together with all accrued and unpaid interest thereon.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                            ORBITAL SCIENCES CORPORATION



                            By /s/ Jeffrey V. Pirone
                               -----------------------------------------
                                Title:   Senior Vice President & Chief
                                         Financial Officer


                            ORBITAL IMAGING CORPORATION



                            By /s/ Jeffrey V. Pirone
                               -----------------------------------------
                                Title:   Senior Vice President & Chief
                                         Financial Officer





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                            FAIRCHILD SPACE AND DEFENSE
                              CORPORATION



                            By /s/ Jeffrey V. Pirone
                               -----------------------------------------
                                Title:   Senior Vice President & Chief
                                         Financial Officer


                            MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK



                            By /s/ Kevin J. O'Brien
                               ----------------------------------------
                                Title:   Vice President


                            THE BANK OF NOVA SCOTIA



                            By /s/  J.R. Trimble
                               -----------------------------------------
                                Title:   Senior Relationship Manager


                            SIGNET BANK (formerly known as
                                         Signet Bank/Virginia)



                            By /s/ R. Mark Swaan
                               --------------------------------------
                                Title:   Assistant Vice President


                            NATIONSBANK, N.A.



                            By /s/ James W. Gaittens
                               ---------------------------------------
                                Title:   Vice President





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                            BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY



                            By /s/ Catherine Moeser
                               ---------------------------------------
                                Title:   Assistant Vice President


                            THE SUMITOMO BANK, LIMITED



                            By /s/ Nancy Z. Reimann
                               --------------------------------------
                                Title:   Vice President


                            By /s/ James L. Hogan
                               ---------------------------------------
                                Title:   Vice President & Manager





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